                                                                   EXHIBIT 21.1



                         SUBSIDIARIES OF THE REGISTRANTS

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NAME OF REGISTRANT                    NAME OF SUBSIDIARY                    JURISDICTION OF
                                                                            INCORPORATION/
                                                                            ORGANIZATION
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
Las Vegas Sands, Inc.                                                       Nevada
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                                      Venetian Casino Resort, LLC           Nevada
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                                      Venetian Interactive, LLC             Nevada
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                                      Lido Casino Resort MM, Inc.           Nevada
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                                      Venetian Casino Resort Athens, LLC    Delaware
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                                      Venetian Marketing, Inc.              Nevada
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                                      Venetian Far East Limited             Hong Kong
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                                      Grand Canal Shops Mall MM             Nevada
                                      Subsidiary, Inc.
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                                      Grand Canal Shops II, LLC             Delaware
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                                      Lido Intermediate Holding Company,    Delaware
                                      LLC
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                                      Lido Casino Resort Holding Company,   Delaware
                                      LLC
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                                      Lido Casino Resort, LLC               Nevada
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                                      Venetian Venture Development, LLC     Nevada
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                                      Venetian Venture Development          Cayman Islands
                                      Intermediate Limited
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                                      Venetian Macau Management Limited     Macau
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                                      Venetian Macau Holdings Limited       Cayman Islands
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

-------------------------------------------------------------------------------------------------------------
                                      Grand Canal Shops Mall                Delaware
                                      Construction, LLC
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                                      Venetian Operating Company, LLC       Nevada
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                                      Mall Intermediate Holding Company,    Delaware
                                      LLC
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                                      Grand Canal Shops Mall Subsidiary,    Delaware
                                      LLC
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Venetian Casino Resort, LLC
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                                      Venetian Interactive, LLC             Nevada
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                                      Lido Intermediate Holding Company,    Delaware
                                      LLC
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                                      Lido Casino Resort Holding Company,   Delaware
                                      LLC
-------------------------------------------------------------------------------------------------------------
                                      Lido Casino Resort, LLC               Nevada
-------------------------------------------------------------------------------------------------------------
                                      Venetian Venture Development, LLC     Nevada
-------------------------------------------------------------------------------------------------------------
                                      Venetian Venture Development          Cayman Islands
                                      Intermediate Limited
-------------------------------------------------------------------------------------------------------------
                                      Venetian Macau Management Limited     Macau
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                                      Venetian Macau Holdings Limited       Cayman Islands
-------------------------------------------------------------------------------------------------------------
                                      Grand Canal Shops Mall                Delaware
                                      Construction, LLC
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                                      Venetian Operating Company, LLC       Nevada
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                                      Mall Intermediate Holding Company,    Delaware
                                      LLC
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

-------------------------------------------------------------------------------------------------------------
                                      Grand Canal Shops Mall Subsidiary,    Delaware
                                      LLC
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                                      Grand Canal Shops II, LLC             Delaware
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Mall Intermediate Holding Company,                                          Delaware
LLC
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                                      Grand Canal Shops Mall Subsidiary,    Delaware
                                      LLC
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                                      Grand Canal Shops II, LLC             Delaware
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Venetian Venture Development, LLC                                           Nevada
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                                      Venetian Venture Development          Cayman Islands
                                      Intermediate Limited
-------------------------------------------------------------------------------------------------------------
                                      Venetian Macau Management Limited     Macau
-------------------------------------------------------------------------------------------------------------
                                      Venetian Macau Holdings Limited       Cayman Islands
-------------------------------------------------------------------------------------------------------------
Venetian Marketing, Inc.                                                    Nevada
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                                      Venetian Far East Limited             Hong Kong
-------------------------------------------------------------------------------------------------------------
Lido Intermediate Holding Company,                                          Delaware
LLC
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                                      Lido Casino Resort Holding Company,   Delaware
                                      LLC
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                                      Lido Casino Resort, LLC               Nevada
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